SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2006

CCH II, LLC
CCH II Capital Corp.
(Exact name of registrants as specified in their charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-111423	03-0511293
333-111423-01	13-4257703
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective January 9, 2006, Charter Communications, Inc. ("Charter"), the indirect parent company and manager of CCH II, LLC and CCH II Capital Corp., entered into a retention agreement with Paul E. Martin, its Senior Vice President, Interim Chief Financial Officer, Principal Accounting Officer and Corporate Controller, in which Mr. Martin agreed to remain as interim Chief Financial Officer until at least March 31, 2006 or such time as Charter reassigns or terminates his employment, whichever occurs first ("Termination Date"). On the Termination Date, Charter will pay Mr. Martin a special retention bonus in a lump sum of $116,200. This special retention bonus is in addition to any amounts due to Mr. Martin under the 2005 Executive Bonus Plan and to any other severance amounts, set forth below. Mr. Martin will not participate in any executive incentive or bonus plan for 2006 unless otherwise agreed to by the parties.

In addition, pursuant to this agreement, Charter will treat (a) any termination of Mr. Martin's employment by Charter without Cause, and other than due to Death or Disability, as such terms are defined in his previously-executed Employment Agreement, after January 1, 2006, and (b) any termination by Mr. Martin of his employment for any reason after April 1, 2006 (including voluntary resignation), as if his employment terminated without Cause and Charter will pay as severance to Mr. Martin an amount calculated pursuant to his Employment Agreement on the basis of his base salary as Controller and without regard to any additional compensation he had been receiving as interim Chief Financial Officer. He will also receive three months of outplacement assistance at a level and from a provider selected by Charter in its sole discretion. Please see the full text of Mr. Martin's retention agreement which is filed herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Retention Agreement of Paul E. Martin. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 9, 2006 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCH II, LLC and CCH II Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CCH II, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: January 10, 2006

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President and General Counsel

 CCH II CAPITAL CORP.
 Registrant

Dated: January 10, 2006

By:/s/ Grier C. Raclin Name: Grier C. Raclin Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Retention Agreement of Paul E. Martin. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on January 9, 2006 (File No. 000-27927)).